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                                                   Exhibit 10.3


                            FIRST MARYLAND BANCORP
                     RESOLUTIONS OF THE BOARD OF DIRECTORS
             AMENDING THE 1989 LONG-TERM INCENTIVE PLAN AND TRUST



     WHEREAS, the Corporation has authority to amend the 1989 Long-Term Incentive Plan and Trust and wishes to do so to provide more flexibility to the Management and Compensation Committee as to the timing of grants of Awards under the Plan; and

     WHEREAS, the Board wishes to ratify and affirm previous actions of the Committee taken since April 1, 1994 in granting Awards under the Plan,

     ACCORDINGLY, BE IT

     RESOLVED, that the Plan be and the same is hereby amended as set forth in the Amendment attached to these Resolutions.

     RESOLVED, that the Amendment herein approved shall be effective April 1, 1994 and any awards granted by the Management and Compensation Committee under the Plan on or after April, 1994 and Prior to the date hereof be and the same are approved, ratified, and confirmed as having been properly granted as of the date of grant.
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                      AMENDMENT TO FIRST MARYLAND BANCORP
                    1989 LONG-TERM INCENTIVE PLAN AND TRUST


     First Maryland Bancorp, pursuant to its authority under Section Eleven of the foregoing Plan and Trust (the "Plan"), amends the Plan as hereinafter set forth in order to provide more flexibility to the Management and Compensation Committee as to the timing of grants of Awards to Eligible by removing the requirement that awards be granted on a biennial basis and instead, allowing the Committee to grant awards in its discretion.

     Accordingly, the first clause of Section Five of the Plan is amended to read as follows:

          The Committee may grant Awards to one or more Eligible Employees at such times as the Committee considers appropriate;...

     This Amendment shall be effective April 1, 1994.

     IN WITNESS WHEREOF, First Maryland Bancorp has caused this Amendment to be executive April 1, 1994.


ATTEST:                                  FIRST MARYLAND BANCORP



/s/ Brian L. King                        By:  /s/ Jeremiah E. Casey
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